Amendment to an

OPTION TO PURCHASE dated April 10, 2008

BETWEEN:

John Deakle and Gwen Deakle (the “Sellers”)

AND:

LEXARIA CORP, a corporation incorporated in the State of Nevada (the “Purchaser”)

WHEREAS:

A.

Purchaser entered into an Option to Purchase agreement with the Sellers on April 10, 2008 to purchase certain identified oil and gas assets in Mississippi USA, whereby among other terms, Purchaser agreed to provide notice of intent to exercise Option by May 30, 2008 and to execute closing of the proposed transaction 20 days later; and

B.

Purchaser has requested, and Sellers have agreed, to allow 31 days additional time to execute the contemplated transaction.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.

The Sellers agree to extend the date referred to in item (6) of the Option to Purchase Agreement, to June 30, 2008; and

2.

The Sellers agree to extend the date referred to in item (9) of the Option to Purchase Agreement, to July 18; and.

3.

The Purchaser agrees to submit to the Sellers an immediate additional payment of US$25,000 as payment for the additional time contemplated herein to close the transaction, subject to all the terms and conditions of the Option to Purchase agreement; and

4.

The Purchaser agrees to adjust the final purchase price from the originally agreed $4,500,000 to a new total price of $4,689,000 due upon closing and otherwise subject to all the terms of the Option to Purchase Agreement; and

5.

All other terms and conditions of the April 10, 2008 Option to Purchase Agreement remain valid and enforceable in all respects.

IN WITNESS WHEREOF the parties have executed this Amendment as of the 2nd day of June, 2008.

SELLERS:

_________________________________

_________________________________

John M. Deakle

Gwen Deakle

PURCHASER:

_________________________________

Lexaria Corp.

Chris Bunka, as President